UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

ENERGIZER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51151	20-0803515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada	M5H 3L5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

Item 3.02 – Unregistered Sale of Equity Securities
On August 18, 2016, the Company closed a non-brokered private placement offering of 96,064,286 common shares (“Shares”) at a price of $0.05 (CAD$0.07) per Share for aggregate gross proceeds of $5,177,865 (CAD$6,724,500) (the “Offering”).
Investment funds managed by Goodman & Company, Investment Counsel Inc., an affiliate of Dundee Corporation, purchased $4,620,000 (CAD$6,000,000) of Shares under the Offering resulting in total holdings of Energizer at just under 20 percent.  Sprott Asset Management and significant incumbent shareholders of the Company represented the remaining investors.
The securities described herein have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States or to U.S. persons unless an exemption from registration is available. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
Each of the issuances above were effected in reliance upon the exemption provided by Regulation S under the Securities Act of 1933, as amended, for a transaction not involving a public offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Securities Act on the basis that the sale of the securities was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The securities contain a legend restricting the sale of such securities in accordance with the Securities Act.
Item 7.01.  Regulation FD Disclosure.

On August 18, 2016, the Company closed a non-brokered private placement offering of 96,064,286 common shares (“Shares”) at a price of $0.05 (CAD$0.07) per Share for aggregate gross proceeds of $5,177,865 (CAD$6,724,500) (the “Offering”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report filed on Form 8-K and is incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of August 18, 2016

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER RESOURCES INC.

Date: August 24, 2016	By:	/s/ Marc Johnson
Marc Johnson
Chief Financial Officer